UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):		August 1, 2016
Evans Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

New York	0-18539	161332767
_____________________ (State or Other Jurisdiction of Incorporation)	_____________ (Commission File Number)	______________ (IRS Employer Identification No.)

One Grimsby Drive, Hamburg, NY		14075
_______________________________ (Address of Principal Executive Offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		716-926-2000

Not Applicable
____________________________________________________ (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Evans Bancorp, Inc. (the “Company”) hereby amends its Current Report on Form 8-K filed on July 14, 2016 (the “Original Form 8-K”), to provide information that was not determined or available at the time of the filing of the Original Form 8-K with respect to the appointment of Michael A. Battle as a director of the Company. On August 1, 2016, Mr. Battle was appointed to serve on the Corporate Governance and Nominating Committee of the Company’s board of directors effective immediately as of that date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evans Bancorp, Inc.

August 4, 2016	By:	/s/ David J. Nasca
Name: David J. Nasca
Title: President & Chief Executive Officer